UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2011 (August 15, 2011)

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1000 Louisiana, Suite 5600
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on July 14, 2011, Petrohawk Energy Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BHP Billiton Limited, a corporation organized under the laws of Victoria, Australia (“BHP Billiton Limited”), BHP Billiton Petroleum (North America) Inc., a Delaware corporation (“Parent”), and North America Holdings II Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Parent, pursuant to which Merger Sub commenced an offer (the “Offer”) on July 25, 2011 to acquire all of the outstanding shares of the Company’s common stock, par value $0.001 per share (“Shares”), for $38.75 per Share, net to the seller in cash (the “Offer Price”), without interest. Merger Sub will acquire at least a majority of the outstanding Shares upon satisfaction or waiver of the conditions of the Offer and, following such acquisition, Merger Sub will be merged with and into the Company, with the Company being the surviving corporation as a wholly-owned subsidiary of Parent (the “Merger”).  In addition, subject to the terms of the Merger Agreement and applicable law, the Company has granted Merger Sub an irrevocable option, exercisable after consummation of the Offer, to purchase from the Company that number of Shares as would be necessary for Parent and its affiliates to own one Share more than the number of Shares necessary to effect a short-form merger under Delaware law (the “Top-Up Option,” and together with the Offer and the Merger, the “BHPB Transactions”).

Because the consummation of the BHPB Transactions as provided in the Merger Agreement could create certain Defaults and Events of Default (as such terms are defined in the Credit Agreement) under the Company’s Fifth Amended and Restated Senior Revolving Credit Agreement dated as of August 2, 2010 among the Company, each of the guarantors named therein (the “Guarantors”), each of the lenders from time to time party thereto (the “Lenders”), and BNP Paribas, as administrative agent (the “Administrative Agent”) for the Lenders (as amended, the “Credit Agreement”), the Company, the Guarantors, certain of the Lenders and the Administrative Agent entered into that certain Waiver and Consent dated as of August 15, 2011 (the “Waiver and Consent”).   Pursuant to the Waiver and Consent, the Administrative Agent and the Majority Lenders (as defined in the Credit Agreement) are prospectively waiving any Defaults and Events of Default under the Credit Agreement which would occur as a result of the consummation of the BHPB Transactions, including, without limitation, the Defaults and Events of Default resulting from: (a) the restrictions against mergers and consolidations, (b) the occurrence of a Change in Control (as defined in the Credit Agreement), (c) any voluntary call for, offer to repurchase of, offer to redeem or redemption of the Senior Notes (as defined in the Credit Agreement), (d) any amendments, modifications or waivers of the Senior Indentures or the Senior Notes (as such terms are defined in the Credit Agreement), (e) the occurrence of any event or condition in connection with the BHPB Transactions that results in any Senior Notes becoming due prior to their scheduled maturity or that enables or permits any holder of any Senior Notes to cause such Senior Notes to become due, or to require the redemption thereof, (f) any Restricted Payments (as defined in the Credit Agreement) in excess of $5 million to terminate directors’ or employees’ option agreements, stock appreciation rights or restricted stock agreements under the Company’s incentive stock plans, (g) the occurrence of any default or event of default under the terms of any material indebtedness (other than payment defaults or accelerations of payment), and (h) any violation of certain covenants contained in the Credit Agreement that may be breached in connection with the Top-Up Option.  The parties to the Waiver and Consent are also consenting to the consummation of the BHPB Transactions.

The foregoing description of the Waiver and Consent does not purport to be complete and is qualified in its entirety by reference to the Waiver and Consent, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Form 8-K, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, planned capital expenditures, potential increases in oil and natural gas production, the number and location of wells to be drilled in the future, future cash flows and borrowings, pursuit of potential acquisition opportunities, financial position, business strategy and other plans and objectives for future operations, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could” and similar terms and phrases. Such forward-looking statements include the ability of the parties to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Shares will be tendered in the Offer; the possibility that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the Offer or Merger on the Company’s business and the fact that the announcement and pendency of the Offer and Merger may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that shareholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other uncertainties pertaining to the business of the Company, and other risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Reports on Form 10-Q. The reader is cautioned not to unduly rely on these forward-looking statements. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Item

10.1	Waiver and Consent, dated as of August 15, 2011, among the Company, each of the guarantors named therein, each of the lenders party thereto and BNP Paribas, as administrative agent for the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION

Date: August 19, 2011	By:	/s/ C. Byron Charboneau
C. Byron Charboneau
Vice President—Chief Accounting Officer and Controller

INDEX TO EXHIBITS

Exhibit No.	Item

10.1	Waiver and Consent, dated as of August 15, 2011, among the Company, each of the guarantors named therein, each of the lenders party thereto and BNP Paribas, as administrative agent for the lenders.